NET INVESTMENT IN LEASE	12 Months Ended
Dec. 31, 2025
Finance Lease Abstract
NET INVESTMENT IN LEASE
12	NET INVESTMENT IN LEASE

Transocean entered into a finance lease agreement with maximum lease term of 5 years. During the year ended December 31, 2025, Transocean recognized interest income on lease receivable of $16,024.

The following table sets out a maturity analysis of lease receivable, showing the undiscounted lease payments to be received after the reporting date.

During the year ended December 31, 2025, the Group performed an impairment assessment on the Transocean CGU in accordance with IAS 36 Impairment of Assets. Based on the valuation performed, the recoverable amount of the CGU was determined to be lower than its carrying amount, and an impairment loss was recognized. The impairment loss was first allocated to goodwill, and the remaining amount was allocated to other assets within the CGU on a pro rata basis, including the net investment in lease. As a result, an impairment loss of $307,732 was recognized on the net investment in lease. Given that the net investment in lease is a financial asset, the impairment loss was recognized in general and administrative expenses in accordance with IFRS 9 Financial Instruments.

USD
Less than 1 year	79,574
One to two years	79,574
Two to three years	79,574
Three to four years	3,103,076
Total undiscounted lease receivable	3,341,798
Less: unearned finance income	63,381
Less: impairment on lease receivables	307,732
Net investment in lease	2,970,685